May 20, 2005

DREYFUS PREMIER INTERNATIONAL GROWTH FUND

Supplement to Prospectus dated March 1, 2005

     The following information describes the Fund’s current investment approach and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Goal/Approach”.

     In choosing stocks, the portfolio manager seeks to identify companies with positive growth characteristics and improving business momentum that have not been recognized by the market. The portfolio manager looks to add value through security selection and focuses on earnings growth (particularly the trend in current earnings and changes in expectations) and valuation (as measured by traditional value measures, such as price-to-earnings, price-to-cash flow and price-to-book value). Companies are then ranked within region, country and economic sector. Higher ranked companies then are reviewed, and an investment decision made, using traditional fundamental techniques.

     The fund typically may sell a stock when it declines in rank, or when the portfolio manager determines that the stock is fairly valued, identifies a more promising investment opportunity or uncovers a flaw in the companies business model.